UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0777

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, $0.01 par value per share	STRL	The NASDAQ Stock Market LLC
(Title of Class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On December 30, 2021 (the “Closing Date”), Sterling Construction Company, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Michael V. Petillo, in his individual capacity (“Mr. Petillo”) and as the sellers’ representative, the 2020 Audrey Petillo Family Trust and the Michael V. Petillo Family Trust, each a New Jersey trust, Petillo LLC, a Delaware limited liability company (“Petillo LLC”), Petillo NY LLC, a Delaware limited liability company (“Petillo NY LLC”), Petillo Maryland Incorporated, a Maryland corporation (“Petillo MD” and, together with Petillo LLC and Petillo NY LLC, including such companies’ legal successors, the “Acquired Companies” or “Petillo”), Petillo NJ Holdings Incorporated, a New Jersey corporation (“NJ Seller”), Petillo NY Holdings Incorporated, a New York corporation (“NY Seller”), and Petillo MD Holdings Incorporated, a Maryland corporation (“MD Seller” and together with NJ Seller and NY Seller, the “Sellers”), pursuant to which the Company acquired all of the issued and outstanding equity interests of the legal successors to the Acquired Companies following their respective reorganizations pursuant to Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Acquisition”) for the aggregate consideration of $195,000,000 paid on the Closing Date (the “Base Purchase Price”) consisting of (i) $175,000,000 in cash (as adjusted based on cash, indebtedness, funded debt, transaction expenses and net working capital); and (ii) 759,447 shares of the Company’s common stock, $0.01 par value per share, valued at $20,000,000 (the “Shares”). The Shares are subject to lock-up agreements entered into in connection with the Purchase Agreement for 12 months after the Acquisition closes. The Acquired Companies are engaged in the business of large-scale site infrastructure improvement services, including full-service excavation, underground utility construction, environmental remediation, drainage systems for commercial construction, and water management and distribution systems.

Additionally under the Purchase Agreement, upon the satisfaction of certain operating income thresholds attributable to the Acquired Companies during the five-year period following the Closing Date (the “earn-out period”), subject to Mr. Petillo’s continued employment and certain other conditions (each as specified in the Purchase Agreement), the Company is required to make earn-out payments to Sellers in an amount equal to 30% of the aggregate operating income of the Acquired Companies that is in excess of certain specified thresholds calculated as of December 31 of each of the five years following the Closing Date, which earn-out payments are payable during the fiscal year following such determination dates. The earn-out payments are capped at $20,000,000 in the aggregate over the earn-out period.

The Company also entered into employment agreements with Mr. Petillo and certain of the Acquired Companies’ key employees. The employment agreement with Mr. Petillo provides for cash retention payments in the aggregate amount of $15,000,000 payable in equal $3,000,000 installments over a five-year period commencing on the first anniversary of the Closing Date.

The Purchase Agreement contains customary representations, warranties and covenants for transactions of this type, including covenants by the Sellers to indemnify the Company for breaches of certain representations, warranties and covenants in the Purchase Agreement, subject to customary exclusions and caps. In connection with its entry into the Purchase Agreement, the Company also bound a customary buyer-side representations and warranties insurance policy (the “R&W Insurance Policy”) as additional recourse for certain losses arising out of a breach of the representations and warranties of the Sellers contained in the Purchase Agreement and certain pre-closing taxes of the Acquired Companies. The R&W Insurance Policy is subject to certain policy limits, exclusions, deductibles and other terms and conditions. Sellers’ obligation to indemnify the Company for breaches of the representations and warranties contained in the Purchase Agreement that are covered by the R&W Insurance Policy is generally limited to half of the retention under the representations and warranties insurance policy.

The Purchase Agreement contains representations and warranties of the parties, which have been made for the benefit of the other party and should not be relied upon by any other person. Such representations and warranties (i) have been qualified by schedules and exhibits, (ii) are subject to materiality standards that may differ from what may be viewed as material by investors, (iii) are made as of specified dates, and (iv) may have been used for the purpose of allocating risk among the parties rather than establishing matters of fact. Accordingly, the representations and warranties should not be relied upon as characterizations of the actual state of facts.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Credit Agreement Amendment

Effective December 29, 2021, the Company, as borrower, and certain of its subsidiaries, as guarantors (the “Subsidiary Guarantors”), entered into a Third Amendment to Credit Agreement (the “Amendment”) with the financial institutions party thereto as lenders (the “Lenders”) and BMO Harris Bank N.A., as administrative agent for the Lenders (the “Agent”). The Amendment amends that certain Credit Agreement, dated as of October 2, 2019, as previously amended by that certain First Amendment to Credit Agreement, dated as of December 2, 2019, and that certain Second Amendment to Credit Agreement, dated as of June 28, 2021, each by and among the Company, the Subsidiary Guarantors, the Lenders party thereto and the Agent (the “Credit Agreement”).

The Credit Agreement previously provided the Company with senior secured debt financing in an amount up to $475,000,000 in the aggregate, consisting of (i) a senior secured first lien term loan facility in the amount of $400,000,000 (the “Existing Term Loans”) and (ii) a senior secured first lien revolving credit facility in an aggregate principal amount of $75,000,000 (with a $75,000,000 sublimit for the issuance of letters of credit and a $15,000,000 sublimit for swing line loans) (collectively, the “Credit Facility”). The obligations under the Credit Facility are secured by substantially all assets of the Company and the Subsidiary Guarantors, subject to certain permitted liens and interests of other parties.

The Amendment amends and restates the Credit Agreement in order to:
•increase the Existing Term Loans through a new incremental term loan in the aggregate principal amount of $140,000,000 to be extended by certain of the Lenders (the “Incremental Term Loans”) with the same maturity as the Existing Term Loans, in order to, among other permitted uses under the Credit Agreement, finance a portion of the purchase price of the Acquisition and pay fees and expenses incurred in connection with the Acquisition and the Amendment;
•expressly permit the Acquisition;
•amend the schedule of quarterly amortization payments of the Existing Term Loans and the Incremental Term Loans as follows: (i) in the case of the Existing Term Loans, the calendar quarter ending December 31, 2021 in an amount equal to (x) 1.25% of the principal amount of such Existing Term Loans outstanding as of June 28, 2021, in the case of each calendar quarter ending on or prior to March 31, 2023 and (y) 1.875% of the principal amount of such Existing Term Loans outstanding as of June 28, 2021, in the case of each calendar quarter ending on June 30, 2023 or thereafter, with the remaining outstanding principal amount of such Existing Term Loans repaid at maturity and (ii) in the case of the Incremental Term Loans, the calendar quarter ending March 31, 2022, in each case in amounts equal to (x) 1.25% of the initial principal amount of such Incremental Term Loans, in the case of each calendar quarter ending on or prior to March 31, 2023 and (y) 1.875% of the initial principal amount of such Incremental Term Loans, in the case of each calendar quarter ending on June 30, 2023 or thereafter, with the remaining outstanding principal amount of such Incremental Term Loans repaid at maturity;
•provide that the applicable margins with respect to outstanding loans, reimbursement obligations, commitment fees and letter of credit fees shall be the rates per annum set at Level III (as defined under the Credit Agreement) from the effective date of the Amendment until the delivery by the Company of the required financial statements and the related compliance certificate for the fiscal quarter ending March 31, 2022, after which the applicable margins shall be as previously determined under the Credit Agreement;
•amend the financial covenants as follows: (i) testing dates for compliance with the Total Leverage Ratio (as defined under the Credit Agreement) are modified such that the Company is required to maintain a Total Leverage Ratio at the last day of each fiscal quarter not to be greater than 3.25 to 1.00 ending on December 31, 2021 through and including June 30, 2022, and 3.00 to 1.00 ending on September 30, 2022 and thereafter, and (ii) the forgiveness of any portion of the SBA PPP Loans (as defined under the Credit Agreement) shall be excluded from calculations of net income and, to the extent forgiven, the SBA PPP Loans (other than interest thereon) shall be disregarded for purposes of calculating financial covenants in the Credit Agreement;
•provide that that the amount of any mandatory prepayment in respect of excess cash flow pursuant to the Credit Agreement for the fiscal year ending December 31, 2021 is waived;
•provide for the same accordion rights to increase the Credit Facility except that the aggregate amount of all incremental commitments following (and after giving effect to the Incremental Term Loans made in connection with) the Amendment shall not exceed $100,000,000; and
•effectuate certain conforming, administrative and non-material modifications to the Credit Agreement as more fully set forth in the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 to this Current Report on Form 8-K regarding the Purchase Agreement and the Acquisition is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 to this Current Report on Form 8-K regarding the Amendment is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On December 30, 2021, the Company issued the Shares to the Sellers as a portion of the Base Purchase Price for the Acquisition. The information set forth under Item 1.01 regarding the Acquisition and related issuance of the Shares is incorporated herein by reference. The Shares were issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, in accordance with Regulation D promulgated thereunder, as the offer and sale of the Shares did not involve a public offering. In addition, the Sellers made representations and warranties to the Company in the Purchase Agreement regarding, among other things, each of their status as an accredited investor and investment intent.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The audited consolidated financial statements of Petillo as of and for the year ended December 31, 2020 are filed as Exhibit 99.1 and incorporated by reference herein.

The unaudited consolidated financial statements of Petillo as of and for the nine months ended September 30, 2021 are filed as Exhibit 99.2 and incorporated by reference herein.

The consent of RMG CPA, LLC, Petillo’s independent auditor, is attached as Exhibit 23.1.

(b)     Pro Forma Financial Information
The unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020 with respect to the Acquisition is filed as Exhibit 99.3 and incorporated by reference herein.

(d)    Exhibits

Exhibit Number	Description
2.1
Stock Purchase Agreement, dated as of December 30, 2021, by and among Michael V. Petillo, in his individual capacity and as the sellers’ representative, the 2020 Audrey Petillo Family Trust, the Michael V. Petillo Family Trust, Petillo LLC, Petillo NY LLC, Petillo Maryland Incorporated, Petillo NJ Holdings Incorporated, Petillo NY Holdings Incorporated, Petillo MD Holdings Incorporated and Sterling Construction Company, Inc.

10.1
Third Amendment to Credit Agreement, dated December 29, 2021, by and among Sterling Construction Company, Inc., the subsidiaries of the Company party thereto as Guarantors, the Lenders party thereto and BMO Harris Bank, N.A., as Administrative Agent

23.1	Consent of RMG CPA, LLC
99.1	Audited combined financial statements of Petillo as of and for the year ended December 31, 2020
99.2	Unaudited combined financial statements of Petillo as of and for the nine months ended September 30, 2021
99.3
Unaudited pro forma condensed combined balance sheet of Sterling Construction Company, Inc. as of September 30, 2021 and statements of operations of Sterling Construction Company, Inc. for the year ended December 31, 2020 and for the nine months ended September 30, 2021, after giving effect to the Acquisition and the adjustments described in such pro forma statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.

Date:	January 5, 2022	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Chief Financial Officer